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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 10, 2005


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    000-22474                 87-0418807
         --------                    ---------                 ----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)


                  100 PENN SQUARE EAST, PHILADELPHIA, PA 19107
               (Address of principal executive offices) (Zip Code)


                                  215-940-4000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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        All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

        Some of the information in this Current Report may contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. All such forward-looking statements are and will be subject to numerous risks, uncertainties and factors relating to the Company's operations and business environment, many of which are beyond the Company's control, that could cause actual results to differ materially from any results expressed or implied by such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain bankruptcy court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time, including the motions filed with the Company's first day papers to approve, among other things, the debtor-in-possession ("DIP") financing; the Company's alternatives in the event the bankruptcy court does not grant final approval of the DIP financing; the ability of the Company to operate pursuant to the terms of the DIP financing; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; potential adverse publicity surrounding the Chapter 11 proceeding; the ability of the Company to obtain and maintain adequate relationships with vendors and loan brokers and manage relationships with its creditors and other lenders; the ability of the Company to fund its working capital needs through the expiration of the DIP financing and thereafter; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to adequately fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key employees; potential actions of regulatory authorities which govern the Company's operations; the outcome of legal proceedings to which the Company is or may become a party and other risks described in the Company's reports filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including factors described in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and amendments thereto. These statements speak only as of the date of this Current Report, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. The Company provides additional information in its filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

        Similarly, these and other factors, including the terms of any reorganization plan or other alternative transactions ultimately confirmed, can affect the value of the Company's existing common stock and/or other equity securities. There has been no determination, and no assurance can be given, as to what values, if any, will be ascribed in the Chapter 11 proceeding to the Company's existing common stock and/or other equity securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in the Company's common stock and/or other equity securities.

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        The warranties, representations and covenants contained in the agreements included herein or which appear as exhibits hereto should not be relied upon by buyers, sellers or holders of the Company's securities and are not intended as warranties, representations or covenants to any individual or entity except as specifically set forth in the agreements.

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

FIRST AMENDMENT TO DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT

                On March 9, 2005, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order (the "Final Order") approving the Debtor-In-Possession Loan and Security Agreement (the "DIP Agreement"), as amended by the Amendment (as defined below), by and among the Company, certain of its direct and indirect subsidiaries and Greenwich Capital Financial Products, Inc. ("Greenwich" and together with other lending institutions that are party to the DIP Agreement, the "Lender"), providing for debtor-in-possession financing with a maximum availability of $500.0 million (the "DIP Facility") inclusive of $175.0 million of interim financing approved by the Bankruptcy Court on February 17, 2005. The terms and conditions of the DIP Agreement were previously disclosed by the Company in a Current Report on Form 8-K dated February 22, 2005.

                On March 10, 2005, the Company and the Lender entered into the First Amendment to the DIP Agreement (the "Amendment"), dated as of March 10, 2005. The Amendment is attached hereto as EXHIBIT 10.1.

                Advances under the DIP Agreement, as amended by the Amendment, will bear interest per annum equal to the one-month LIBOR rate plus a margin which ranges from 3.75% to 8.25% depending upon the type of tranche contained in the DIP Facility. Advances under the revolving credit facility for the funding of mortgage loans for which the Lender's custodian has received all of the required documentation will bear interest per annum equal to the one-month LIBOR rate plus a margin of 3.75% until such time as the Company has originated and funded mortgage loans in an aggregate amount of at least $350.0 million; thereafter, the advances will bear interest per annum equal to the one-month LIBOR rate plus a margin of 3.00%.

                The DIP Agreement provided for the Company to pay the Lender a facility fee in an amount equal to $15.0 million, if certain conditions were met by September 30, 2005, or $17.5 million in all other cases. The Amendment provides for the Company to pay the Lender a flat fee of $15.75 million. Upon the Bankruptcy Court's entry of the Final Order on March 9, 2005, the entire amount of the facility fee, adjusted for the prior payment of a portion of the fee, was fully earned by the Lender and payable in weekly installments, which can be deferred by the Company under certain circumstances.

                Under the DIP Agreement, the Company agreed to pay the Lender a non-usage fee determined by a formula if the utilization percentage of the DIP Facility is less than 100%. The Amendment changes the formula to provide for a non-usage fee equal to the product of (i) 0.25% per annum, times (ii) $500.0 million.

                The Amendment adds two covenants to the DIP Agreement. The first covenant requires the Company to originate at least 80% of the aggregate principal amount of mortgage loans to be originated during each two-calendar month period beginning with the two-calendar month period ending April 30, 2005 as set forth in the Company's budget. The second covenant sets the approved marketing expenditures at $7.6 million for the period from March through December 2005. In addition, the Company is not permitted to (i) exceed $7.6 million of

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the approved marketing expenditures, or (ii) reallocate the difference between the marketing expenses in the Company's budget and $7.6 million of the approved marketing expenditures to any other areas of the budget without the approval of the Company's Chief Restructuring Officer and notice to the Creditors' Committee. In addition, prior to June 1, 2005, advances under the revolving credit facility for the funding of mortgage loans for which the Lender's custodian has received all of the required documentation cannot exceed $250.0 million.

                The Amendment also adds a provision to the DIP Agreement that grants the Lender the first right to make an offer to act as lead arranger for financing to be provided to the Company upon emerging from the Chapter 11 restructuring process or refinancing of the DIP Facility. The Lender must be provided a reasonable period of time to prepare any such offer, but the Company is not required to accept the offer once received. Subject to the conditions set forth in the Amendment, Greenwich shall be obligated to purchase those mortgage loans considered to be Approved Mortgage Loans (as defined in the Amendment).

LETTER AGREEMENT WITH ALVAREZ & MARSAL, LLC

                On March 11, 2005, the Company, its subsidiaries that are subject to the jurisdiction of the Bankruptcy Court and Alvarez & Marsal, LLC ("A&M") entered into a letter agreement, effective as of March 7, 2005 upon satisfaction of certain conditions including the approval of the Bankruptcy Court, which describes the services to be performed by David Coles, a Managing Director of A&M and recently appointed Chief Restructuring Officer of the Company (the "Letter Agreement"). The Letter Agreement is attached hereto as
EXHIBIT 10.2.

                Under the Letter Agreement, Mr. Coles will serve as the Chief Restructuring Officer of the Company and will report directly to the Board of Directors. Mr. Coles' duties are comparable to those of a chief executive officer, as described in the Letter Agreement. Additional A&M personnel may be hired by the Company (i) as senior officers upon the mutual agreement of A&M and the Board of Directors of the Company or (ii) as appointed by Mr. Coles upon reasonable prior notice to the Board of Directors of the Company. Mr. Coles' services will be billed at a rate of $600 per hour. The services of any additional A&M personnel will be billed according to established hourly rates ranging from $200 to $625 per hour. In addition, A&M will be reimbursed by the Company for the reasonable out-of-pocket expenses of Mr. Coles and any additional A&M personnel. Upon approval of the Bankruptcy Court, the Company will pay A&M a $350,000 retainer. The fees and expenses of Mr. Coles and additional A&M personnel will be billed to the Company on a monthly basis and applied to the retainer. The Company and A&M have agreed to enter into good-faith discussions to be concluded within sixty (60) days following the commencement of A&M's engagement regarding the standards and conditions under which a success fee would be paid to A&M and the amount and timing of such fee.

                The Letter Agreement may be terminated by either the Company or A&M without cause by giving thirty (30) days' written notice to the other party. If the Company terminates the engagement without cause, as defined in the Letter Agreement, or if A&M terminates the engagement for good reason, as defined in the Letter Agreement, A&M will be entitled to receive the success fee provided that A&M has performed services under the Letter Agreement for at least four (4) months. The Company may immediately terminate the engagement at any time for cause by giving written notice to A&M.

                The Company agreed in the Letter Agreement to indemnify Mr. Coles and any additional A&M personnel that are hired as senior officers to the same extent as the most favorable indemnification the Company offers to its officers and directors. In addition, the Company agreed to indemnify A&M personnel that are not senior officers of the Company for any acts or omissions of such parties, except for gross negligence and willful misconduct. Mr. Coles and any additional senior officers are to be covered as officers under the Company's existing director and officer liability insurance policy.

        The foregoing brief summary of the agreements entered into by the Company is not intended to be complete and is qualified in its entirety by reference to the agreements attached as exhibits to this Current Report.

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ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
                AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                On March 10, 2005, the Company and the Lender entered into the Amendment to the DIP Agreement described above in Item 1.01.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

                On March 10, 2005, the Company filed a Current Report on Form 8-K announcing the selection of David Coles as Chief Restructuring Officer of the Company. On March 11, 2005, the Company and A&M entered into the Letter Agreement, described above in Item 1.01, which describes, among other matters, the services to be performed by Mr. Coles. The Letter Agreement is subject to the approval of the Bankruptcy Court.

ITEM 8.01       OTHER EVENTS.

                On March 11, 2005, the United States Trustee in the Company's Chapter 11 proceedings filed a motion with the Bankruptcy Court requesting the appointment of a Chapter 11 Trustee. The Company intends to object to the United States Trustee's motion.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     Financial statements of businesses acquired.

                None.

        (b)     Pro forma financial information.

                None.

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        (c)     Exhibits.

                The following exhibits are filed herewith:


Exhibit
NUMBER  DESCRIPTION

10.1 First Amendment, dated as of March 10, 2005, to Debtor-In-Possession Loan and Security Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc., HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as a debtor and a debtor-in-possession, Greenwich Capital Financial Products, Inc., The CIT Group/Business Credit, Inc., each a Lender and collectively, the Lenders, Clearwing Capital, LLC, The Patriot Group, LLC, each a Secured Party and collectively, the Secured Parties, Greenwich Capital Financial Products, Inc., as an administrative agent for the Secured Parties and a co-lead arranger for the Lenders, and The CIT Group/Business Credit, Inc., as a syndication agent for the Lenders and a co-lead arranger for the Lenders.

10.2 Letter Agreement, dated March 11, 2005, from Alvarez & Marsal, LLC and accepted and agreed to by American Business Financial Services, Inc., ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc., American Business Credit, Inc., and Tiger Relocation Company.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 2005

                               AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                               By:      /s/ Stephen M. Giroux
                                       -----------------------------------------
                               Name:   Stephen M. Giroux
                               Title:  Executive Vice President, General Counsel
                                       and Secretary

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                                  EXHIBIT INDEX



Exhibit
NUMBER          DESCRIPTION

10.1 First Amendment, dated as of March 10, 2005, to Debtor-In-Possession Loan and Security Agreement, dated as of February 22, 2005, by and among American Business Financial Services, Inc., American Business Credit, Inc., HomeAmerican Credit, Inc., American Business Mortgage Services, Inc., Tiger Relocation Company, ABFS Consolidated Holdings, Inc., each as a debtor and a debtor-in-possession, Greenwich Capital Financial Products, Inc., The CIT Group/Business Credit, Inc., each a Lender and collectively, the Lenders, Clearwing Capital, LLC, The Patriot Group, LLC, each a Secured Party and collectively, the Secured Parties, Greenwich Capital Financial Products, Inc., as an administrative agent for the Secured Parties and a co-lead arranger for the Lenders, and The CIT Group/Business Credit, Inc., as a syndication agent for the Lenders and a co-lead arranger for the Lenders.

10.2 Letter Agreement, dated March 11, 2005, from Alvarez & Marsal, LLC and accepted and agreed to by American Business Financial Services, Inc., ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc., American Business Credit, Inc., and Tiger Relocation Company.

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